SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 10, 2012

ATLANTIC COAST FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-35072 (Commission File Number)	65-1310069 (I.R.S. Employer Identification No.)

10151 Deerwood Park Blvd., Building 200, Suite 100, Jacksonville, FL  32256
(Address of principal executive offices)

(800) 342-2824
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Effective August 10, 2012, Atlantic Coast Financial Corporation’s wholly-owned subsidiary, Atlantic Coast Bank (the “Bank”) consented to the issuance of a Consent Order (the “Agreement”) by the Office of the Comptroller of the Currency (the “OCC”). The Agreement does not affect the Bank’s ability to continue to conduct its banking business with customers in a normal fashion. Banking products and services, hours of operation, internet banking, ATM usage, and FDIC deposit insurance coverage will all be unaffected. Customer deposits remain protected and insured by the FDIC up to $250,000 per depositor.  The Agreement provides that:

•
within 10 days of the date of the Agreement, the Board must establish a compliance committee that will be responsible for monitoring and coordinating the Bank’s adherence to the provisions of the Agreement;

•
within 90 days of the date of the Agreement, the Board must develop and submit to the OCC for receipt of supervisory non-objection of at least a two-year strategic plan to achieve objectives for the Bank’s risk profile, earnings performance, growth, balance sheet mix, off-balance sheet activities, liability structure, capital and liquidity adequacy and update such plan each year by January 31 beginning on January 31, 2014;

•
until such time as the OCC provides written supervisory non-objection of the Bank’s strategic plan, the Bank shall not significantly deviate from products, services, asset composition and size, funding sources,  corporate structure, operations, policies, procedures and markets of the Bank that existed prior to the Agreement without receipt of prior non-objection from the OCC;

•	by December 31, 2012, the Bank must achieve and maintain a total risk based capital of 13% of risk weighted assets and Tier 1 capital of 9% of adjusted total assets;

•
within 60 days of the date of the Agreement, the Board shall develop and implement an effective internal capital planning process to assess the Bank’s capital adequacy in relation to its overall risks and to ensure maintenance of appropriate capital levels, which shall be no less than total risk based capital of 13% of risk weighted assets and Tier 1 capital of 9% of adjusted total assets;

•	the Bank may not accept, renew or roll over any brokered deposit unless it has applied for and been granted a waiver of this prohibition by the Federal Deposit Insurance Corporation (“FDIC”);

•
within 90 days of the date of the Agreement, the Board shall forward to the OCC for receipt of written supervisory non-objection a written capital plan for the Bank covering at least a two year period that achieves and maintains total risk based capital of 13% of risk weighted assets and Tier 1 capital of 9% of adjusted total assets in addition to certain other requirements;

•
the Bank may declare or pay a dividend or make a capital distribution only when it is in compliance with its approved capital plan and would remain in compliance with its approved capital plan after payment of such dividends  or capital distribution and receives prior written approval of the OCC;

•
following receipt of written no supervisory objection of its capital plan, the Board shall monitor the Bank’s performance against the capital plan and shall review and update the plan annually no later than January 31 of each year, beginning with January 31, 2014;

•
if the Bank fails to achieve and maintain the required capital ratios by December 31, 2012, fails to submit a capital plan within 90 days of the Agreement, or fails to implement a written capital plan for which the OCC has provided a written determination of no supervisory objection, then, at the sole discretion of the OCC, the Bank may be deemed undercapitalized for purposes of the Agreement;

•
within 30 days of the date of the Agreement, the Board shall revise and maintain a comprehensive liquidity risk management program which assesses on an ongoing basis, the Bank’s current and projected funding needs, and that ensures that sufficient funds or access to funds exist to meet those needs;

•
within 60 days of the date of the Agreement, the Board shall revise its problem asset reduction plan (“PARP”) the design of which shall be to eliminate the basis of criticism of those assets criticized as “doubtful”, “substandard” or “special mention” during the OCC’s most recent report of examination as well as any subsequent examination or review by the OCC and any other internal or external loan reviews;

•
within 60 days of the date of the Agreement, the Board shall revise its written concentration management program for identifying, monitoring, and controlling risks associated with asset and liability concentrations, including off-balance sheet concentrations;

•
the Bank’s concentration management program shall include a contingency plan to reduce or mitigate concentrations deemed imprudent for the Bank’s earnings, capital, or in the event of adverse market conditions, including strategies to reduce the current concentrations to Board established limits and a restriction on purchasing bank owned life insurance (“BOLI”) until such time as the BOLI exposure has been reduced below regulatory guidelines of 25% of total capital;

•
the Board shall immediately take all necessary steps to ensure that the Bank management corrects each violation of law, rule or regulation cited in the OCC’s most recent report of examination and within  60 days of the date of the Agreement, the Board shall adopt, implement, and thereafter ensure Bank adherence to specific procedures to prevent future violations and the Bank’s adherence to general procedures addressing compliance management of internal controls and employee education regarding laws, rules and regulations; and

•	the Agreement replaces and therefore terminates the Supervisory Agreement entered into between the Bank and the Office of Thrift Supervision on December 10, 2010.

As a result of entering into the Agreement to achieve and maintain specific capital levels, the Bank’s capital classification under the Prompt Corrective Action rules will be lowered to adequately capitalized, notwithstanding actual capital levels that otherwise may be deemed well capitalized under such rules.

The foregoing description of the Consent Order is qualified in its entirety by reference to the Consent Order issued by the OCC, dated August 10, 2012, which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 9.01.                      Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Consent Order by the Office of the Comptroller of the Currency, dated August 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

Date: August 14, 2012	By: /s/ G. Thomas Frankland
G. Thomas Frankland
President and Chief Executive Officer
(Duly Authorized Representative)